THE HERZFELD
                                CARIBBEAN BASIN
                                   FUND, INC.

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000

================================================================================

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD / CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co.
2699 South Bayshore Drive
Miami, FL  33133


                          Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela (collectively, "Caribbean Basin Countries"). The fund invests at least 65% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
================================================================================

                                                                  [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

February 6, 2001

Dear Fellow Shareholders:

We are pleased to present our semi-annual report for the period ended December 31, 2000. On that date our net assets were $8,183,937 and NAV was $4.88 per share compared with $9,849,312 (NAV at $5.87 per share) twelve months earlier. This represents a loss of 17% in net asset value. Our share price declined 29% from $5.38 to $3.81 over the same period.

So far in calendar year 2001 things are looking better. For instance our share price is currently $4 5/8, representing a gain of 21.4%; and our net asset value has improved by 10.3% year-to-date.

At the end of December we took advantage of weakness in telecommunications issues to pick up some year-end bargains. We reacquired a position in WorldCom Inc. (WCOM) and added a new name, AT&T Latin America Corp. (ATTL), a company which provides telecommunications service to Latin America, including Colombia. We made these buys when both companies were trading at or near their lows. Since the beginning of January, we have sold our position in Mavesa S.A. (MAV), the Venezuelan food product company, and added to our holdings in Mastec, Inc. (MTZ) the construction firm founded by the late Jorge Mas-Canosa, former head of the Cuban American National Foundation.

PREMIUM/DISCOUNT

As the following graph depicts, the Fund has traded at both premiums and discounts every year since inception. We believe that closed-end funds trading at discounts to net asset value represent good value. Following this philosophy, I added to my personal holdings of The Herzfeld Caribbean Basin Fund during last year's weakness.

================================================================================

PREMIUM/DISCOUNT OF THE HERZFELD CARIBBEAN BASIN FUND FROM INCEPTION

[GRAPHIC OMITTED]

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of December 31, 2000.

--------------------------------------------------------------------------------
Geographic              % of Net  Largest Portfolio Positions           % of Net
Allocation               Assets                                          Assets

USA                      45.64%   Florida East Coast Industries Inc.     25.73%
Mexico                   18.49%   The Mexico Fund, Inc.                   7.24%
Panama                    9.74%   PanAmerican Beverage Inc. Cl. A         5.51%
Cayman Islands            4.81%   Royal Caribbean Cruises Ltd.            4.40%
Latin American Regional   4.67%   Banco Latinoamericano de Exportaciones  4.22%
Puerto Rico               3.93%   Carnival Corp.                          4.10%
Belize                    3.59%   Carlisle Holdings Inc.                  3.59%
Venezuela                 3.13%   Florida Rock Industries Inc.            3.35%
Netherlands Antilles      1.87%   Consolidated Water Co. Ltd.             3.04%
Dominican Republic        1.86%   WorldCom Inc.                           2.94%
Costa Rica                1.36%
Colombia                  0.33%
Virgin Islands            0.32%
Canada                    0.12%
Cuba                      0.00%
--------------------------------------------------------------------------------

================================================================================

Daily net asset values and press releases on the Fund are available on the internet at www.herzfeld.com.

I would like to take this time to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow shareholders for your continued support and suggestions.

                                   Sincerely,

                                   /s/ Thomas J. Herzfeld

                                   Thomas J. Herzfeld
                                   Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)
================================================================================

Shares or Principal Amount         Description                        Value
--------------------------         -----------                        -----

COMMON STOCKS - 99.86% OF NET ASSETS

Banking and finance - 6.33%
       8,000     Bancolombia S.A.                                  $     16,000
       3,500     Banco Ganadero S.A.                                     10,937
      10,000     Banco Latinoamericano de Exportaciones                 345,625
       6,000     Doral Financial                                        145,125

Communications - 9.73%
                 60,000 AT&T Latin America Corp.                        165,000
       2,400     Atlantic Tele-Network*                                  24,300
       1,800     Bracknell Corp.                                         10,013
       6,750     Corecomm, Inc.*                                         33,433
      16,000     Grupo Radio Centro S.A. ADR                            126,000
       1,000     Grupo Televisa S.A. GDR                                 44,937
      19,000     Tricom S.A. ADR                                        152,380
      17,100     WorldCom Inc.                                          240,469

Conglomerates - 3.61%
      42,024     Carlisle Holdings, Inc.                                294,167
         200     Grupo Imsa S.A.                                          1,100

Construction and related - 5.67%
      12,000     Bufete Industrial S.A. ADR                                 144
       1,936     Ceramica Carabobo Cl. A ADR                              3,597
      13,000     Empresas ICA Sociedad Controladora ADR                  13,813
       7,000     Florida Rock Industries, Inc.                          273,875
       3,750     Mastec, Inc.                                            75,000
       3,300     Puerto Rican Cement Co.                                 97,350

Consumer products and related manufacturing - 17.08%
     800,000     Atlas Electricas S.A.                                  110,855
       1,918     Buenos Aires Embotelladora S.A. (Note 2)*                   19
       6,400     Coca Cola Femsa S.A.                                   143,200
       6,400     Grupo Casa Autrey S.A. ADR                              52,800
      39,218     Mavesa S.A. ADR                                        235,308
      31,800     PanAmerican Beverage Inc. Cl. A                        451,163
      11,500     Savia S.A. ADR                                         212,750
      13,000     Vitro Sociedad Anonima ADR                              31,687
      13,850     Watsco Incorporated                                    159,552

                             See accompanying notes

-------------------------
* Non-income producing

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)
================================================================================

Shares or Principal Amount         Description                        Value
--------------------------         -----------                        -----

Investment companies - 12.13%
       3,000     The Latin America Equity Fund, Inc.               $     28,500
      14,680     The Latin American Discovery Fund, Inc.                189,005
      23,200     The Mexico Equity and Income Fund, Inc.                182,700
      40,000     The Mexico Fund, Inc.                                  592,500

Leisure - 8.51%
      10,900     Carnival Corp.                                         335,856
       1,500     Grand Adventure Tour & Travel                              938
      13,600     Royal Caribbean Cruises Ltd.                           359,720

Medical - 1.87%
       8,000     Orthofix International N.V.*                           153,000

Railroad and landholdings - 25.73%
      58,700     Florida East Coast Industries Inc.                   2,105,863

Retail - 0.02%
       2,500     Little Switzerland Inc.*                                 1,850

Trucking and marine freight - 3.59%
         800     Seaboard Corporation                                   124,800
      35,000     Trailer Bridge, Inc.                                    59,063
      10,000     Transportacion Maritima Mexicana ADR                   110,000

Utilities - 4.80%
      12,000     Caribbean Utilities Ltd. Cl. A                         144,000
      35,600     Consolidated Water Co. Ltd.                            249,200

Other - 0.79%
       3,300     Consorcio G Grupo Dina ADR                               1,856
         193     Hvide Marine, Inc. warrants                                 97
       2,414     Mantex S.A.I.C.A.                                       16,042
      24,200     Margo Caribe, Inc.*                                     45,375
         833     Siderurgica Venezolana Sivensa ADR                       1,167
          75     Siderurgica Venezolana Sivensa "B"                         105
                                                                   ------------
TOTAL COMMON STOCKS (COST $7,800,910)                                 8,172,236

BONDS - 0% OF NET ASSETS

    $165,000     Republic of Cuba - 4.5%, 1977 - in
                    default (cost $63,038) (Note 2)*                        --

OTHER ASSETS LESS LIABILITIES -  0.14% OF NET ASSETS                     11,701
                                                                   ------------

NET ASSETS - 100%                                                  $  8,183,937
                                                                   ============

                             See accompanying notes

-------------------------
* Non-income producing

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2000 (UNAUDITED)
================================================================================

ASSETS

   Investment in securities, at value (cost $7,800,910) (Note 2)    $ 8,172,236
   Cash                                                                  34,482
   Receivable for investments sold                                      132,996
   Dividends and interest receivable                                     10,142
   Other assets                                                          40,637
                                                                    -----------
      TOTAL ASSETS                                                    8,390,493

LIABILITIES

   Payable for investments purchased                $   119,425
   Accrued investment advisor fee (Note 3)               33,138
   Other payables                                        53,993
                                                    -----------
      TOTAL LIABILITIES                                                 206,556
                                                                    -----------
NET ASSETS (Equivalent to $4.88 per share
  based on 1,677,636 shares outstanding)                            $ 8,183,937
                                                                    ===========


Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                               $     1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                   (545,610)
   Undistributed net realized gain on investments                        (5,960)
   Net unrealized gain on investments                                   371,327
                                                                    -----------
      TOTAL                                                         $ 8,183,937
                                                                    ===========

                            See accompanying notes.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
================================================================================

INVESTMENT INCOME
   Dividends                                                       $     85,355

EXPENSES
   Investment advisor fee (Note 3)                  $     65,070
   Custodian fees                                         26,930
   Professional fees                                      17,950
   Transfer agent                                          8,727
   Insurance                                               8,254
   Directors fees                                          4,388
   Printing                                                3,740
   Postage                                                 2,992
   Listing fees                                            2,000
   Proxy services                                          1,696
   Transaction fees                                          224
   Miscellaneous                                           4,506
                                                    ------------
      Total expenses                                                    146,477
                                                                   ------------
      INVESTMENT LOSS - NET                                             (61,122)
REALIZED AND UNREALIZED GAIN/LOSS
   ON INVESTMENTS
   Net realized gain on investments                      (55,347)
   Change in unrealized gain on investments             (124,073)
                                                    ------------
      NET LOSS ON INVESTMENTS                                          (179,420)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  ($   240,542)
                                                                   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                            Six Months
                                                              Ended             Year
                                                             12/31/00           Ended
                                                            (unaudited)        6/30/00
                                                           ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
        Investment loss - net                              ($    61,122)    ($   161,567)
        Net realized gain (loss) on investments                 (55,347)          42,255
        Change in unrealized gain (loss) on investments        (124,073)      (1,727,853)
                                                           ------------     ------------
           Net decrease in net assets from operations          (240,542)      (1,847,165)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Realized gains - short-term                                  --               --
        Realized gains - long-term                                   --               --
                                                           ------------     ------------
           Total distributions                                       --               --
                                                           ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    ($   240,542)    ($ 1,847,165)

NET ASSETS:

        Beginning of period                                $  8,424,479     $ 10,271,644
                                                           ------------     ------------

        End of period                                      $  8,183,937     $  8,424,479
                                                           ============     ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
================================================================================

                                           Six Months Ended                      Year Ended June 30
                                               12/31/00       ----------------------------------------------------------
                                              (unaudited)        2000            1999            1998            1997
                                              ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period       $     5.02      $     6.12      $     6.43      $     6.34      $     5.32
   Operations:
      Net investment loss                          (0.03)          (0.10)          (0.11)          (0.01)          (0.04)
      Net realized and unrealized gain
        (loss) on investments                      (0.11)          (1.00)           0.51            0.54            1.14
                                              ----------      ----------      ----------      ----------      ----------
          Total from (to) operations               (0.14)          (1.10)           0.40            0.53            1.10
                                              ----------      ----------      ----------      ----------      ----------
   Distributions:
      From net realized gains                         --              --           (0.71)          (0.44)          (0.08)
          Total distributions                         --              --           (0.71)          (0.44)          (0.08)
                                              ----------      ----------      ----------      ----------      ----------
   Net asset value, end of period             $     4.88      $     5.02      $     6.12      $     6.43      $     6.34
                                              ----------      ----------      ----------      ----------      ----------
   Per share market value, end of period      $     3.81      $     5.06      $     6.00      $     6.00      $     5.25
                                              ----------      ----------      ----------      ----------      ----------
   Total investment return (loss) based on
     market value per share                       (49.41%)1       (15.63%)         11.83%          23.54%          (0.90%)
                                              ----------      ----------      ----------      ----------      ----------
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)       $    8,184      $    8,424      $   10,272      $   10,784      $   10,628
                                              ----------      ----------      ----------      ----------      ----------
   Ratio of expenses to average net assets          3.49%1          3.11%           3.30%           3.21%           3.01%
                                              ----------      ----------      ----------      ----------      ----------
   Ratio of investment loss -
     net to average net assets                     (1.46%)1        (1.76%)         (1.95%)         (0.14%)         (0.78%)
                                              ----------      ----------      ----------      ----------      ----------
   Portfolio turnover rate                            10%             10%             59%             40%             23%
                                              ----------      ----------      ----------      ----------      ----------

-------------------------
1 This ratio has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Shareholders
-----------------------------

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2.   NON-MARKETABLE SECURITIES OWNED

Investment in securities includes the following securities for which readily ascertainable market values were not available:

$165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of December 31, 2000, the position was valued at -0-by the Board of Directors, which believes this approximates the bonds' fair value.

NOTE 3.   TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the six months ended December 31, 2000, the Fund paid $9,540 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4.   INVESTMENT TRANSACTIONS

During the six months ended December 31, 2000, purchases and sales of investment securities, other than government securities, were $834,837 and $906,711, respectively.

At December 31, 2000, the Fund's investment portfolio had gross unrealized gains of $1,730,476 and gross unrealized losses of $1,359,149, resulting in a net unrealized gain of $371,327.

RESULTS OF NOVEMBER 15, 2000 SHAREHOLDER MEETING
================================================================================

The annual meeting of shareholders of the fund was held on November 15, 2000. At the meeting the nominee for Director was elected as follows:

                                   Votes for     Votes withheld
     Albert L. Weintraub           1,276,506         88,496

A proposal to ratify the selection of Kaufman, Rossin & Co. as independent auditors for the fund was approved as follows: 1,338,921 votes for and 16,032 votes against with 10,049 abstentions.

OFFICERS AND DIRECTORS
================================================================================

THOMAS J. HERZFELD
   Chairman of the Board, President
   and Portfolio Manager

CECILIA L. GONDOR-MORALES
   Secretary, Treasurer and Director

ANN S. LIEFF
   Director

KENNETH A.B. TRIPPE
   Director

ALBERT L. WEINTRAUB
   Director